UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             --------------------

                                   FORM 8-K

                                CURRENT REPORT
                             ---------------------

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 31, 2005

                             WYNN RESORTS, LIMITED
            (Exact name of registrant as specified in its charter)

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
             Nevada                                000-50028                              46-0484987
 (State or other jurisdiction of           (Commission File Number)          (I.R.S. Employer Identification No.)
         incorporation)
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       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                       89109
(Address of principal executive offices of each registrant)        (Zip Code)

                                (702) 770-7555
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

Employment Agreement with John Strzemp

On August 31, 2005, Wynn Resorts, Limited ("WRL") entered into a new employment agreement with John Strzemp, WRL's Executive Vice President-Chief Financial Officer. The agreement terminates Mr. Strzemp's previous employment agreement with WRL, is effective as of August 1, 2005 and will terminate on August 1, 2008. The agreement provides for a base salary of $600,000 per year; a guaranteed annual bonus of not less than $200,000 for the calendar year 2005, and thereafter as determined in accordance with WRL's Annual Performance Based Incentive Plan for Executive Officers; and the grant of an option to purchase 50,000 shares of common stock of WRL at $56.67 per share. The option fully vests at the end of three years.

The agreement provides that Mr. Strzemp will be entitled to (i) participate, to the extent that he is otherwise eligible, in all employee benefit plans that WRL maintains for its executives, and (ii) receive reimbursement for reasonable business expenses (including entertainment, promotional, gift and travel expenses and club memberships).

If Mr. Strzemp is terminated without "cause," or if he terminates his employment upon a material breach of the agreement by WRL, or for "good reason" following a "change of control" (as these terms are defined in the agreement), WRL will pay Mr. Strzemp a separation payment in a lump sum equal to the following: (a) his base salary for the remainder of the term of the employment agreement, but not for less than one year; (b) the bonus that he received for the preceding bonus period, projected over the remainder of the term (but not less than the preceding bonus that was paid); (c) any accrued but unpaid vacation pay through the termination date; and (d) an amount necessary to reimburse him for any golden parachute excise tax he incurs under Internal Revenue Code Section 4999. Upon termination, and in addition to the separation payment set forth above, Mr. Strzemp will also be entitled to health benefits coverage for himself and his dependents under the same arrangements under which he was covered immediately before his termination, until the earlier of (i) the expiration of the period for which the separation payment is paid or (ii) the date he becomes covered under another group health plan not maintained by WRL or any of its affiliates.

If Mr. Strzemp's employment terminates for any other reason before the expiration of the term (e.g., because of his death, disability, discharge for cause or revocation of gaming license), WRL will pay him only his base salary and any accrued but unpaid vacation pay through the termination date.

A copy of Mr. Strzemp's new employment agreement is attached hereto as Exhibit
10.1 and is incorporated herein by reference.

Employment Agreement with Linda Chen

On August 31, 2005, Worldwide Wynn, LLC ("WW"), a wholly owned subsidiary of WRL, entered into a new employment agreement with Linda Chen, WW's Chief Operating Officer. The agreement terminates Ms. Chen's previous employment agreement with WW, is effective as of June 3, 2005 and will terminate on June 3, 2010. The agreement provides for a base salary of $600,000 per year, increasing to $750,000 per year upon the opening of the Wynn Macau casino resort; a guaranteed annual bonus of not less than $250,000 for the calendar year 2005, and thereafter as determined in accordance with WRL's Annual Performance Based Incentive Plan for Executive Officers; and the grant of an option to purchase 100,000 shares of common stock of WRL at $56.67 per share. The option vests over five years, with 1/3 of the grant vesting on each of the third, fourth and fifth anniversaries of the grant.

The agreement provides that Ms. Chen will be entitled to (i) participate, to the extent that she is otherwise eligible, in all employee benefit plans that WW maintains for its executives, (ii) receive reimbursement for reasonable business expenses (including entertainment, promotional, gift and travel expenses and club memberships), (iii) reimbursement for housing expenses for her and her immediate family while living in Macau, and (iv) an allowance for one luxury automobile while in Macau.

If Ms. Chen is terminated without "cause," or if she terminates her employment upon a material breach of the agreement by WW, or for "good reason" following a "change of control" (as these terms are defined in the agreement), WW will pay Ms. Chen a separation payment in a lump sum equal to the following: (a) her base salary for the remainder of the term of the employment agreement; (b) a bonus amount determined by reference to, among other things, the amount that she received for the preceding bonus period, projected over the remainder of the term; and (c) any accrued but unpaid vacation pay through the termination date.

If Ms. Chen's employment terminates for any other reason before the expiration of the term (e.g., because of her death, disability, discharge for cause or revocation of gaming license), WW will pay her only her base salary and any accrued but unpaid vacation pay through the termination date.

A copy of Ms. Chen's new employment agreement is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

Employment Agreement with Andrew Pascal

On August 31, 2005, Wynn Las Vegas, LLC ("WLV"), a wholly owned subsidiary of WRL, entered into an employment agreement with Andrew Pascal pursuant to which Mr. Pascal will serve as the Executive Vice President and Chief Operating Officer of WLV. The new employment agreement with WLV is effective as of July 21, 2005 and will terminate on July 21, 2008. The agreement provides for a base salary of $400,000 per year and a guaranteed annual bonus of not less than $125,000 per year, until such time as WLV adopts a performance-based bonus plan for its executive officers, and thereafter as determined in accordance with such bonus plan.

Mr. Pascal, 39, has been the Senior Vice President of WRL since September 15, 2003. From April of 1999 through September of 2003, Mr. Pascal was the Chief Executive Officer and Chairman of the Board of WagerWorks, Inc., a multi-national company engaged in the design, development and operation of remote gaming content and systems. Mr. Pascal was responsible for establishing the strategic direction of WagerWorks and managing its day to day operations. Mr. Pascal is the nephew of Stephen A. Wynn, Chairman of the Board and Chief Executive Officer of WRL, and of Elaine P. Wynn, a Member of the Board of Directors of WRL.

The agreement provides that Mr. Pascal will be entitled to (i) participate, to the extent that he is otherwise eligible, in all employee benefit plans that WLV maintains for its executives, and (ii) receive reimbursement for reasonable business expenses (including entertainment, promotional, gift and travel expenses and club memberships).

If Mr. Pascal is terminated without "cause," or if he terminates his employment upon a material breach of the agreement by WLV, or for "good reason" following a "change of control" (as these terms are defined in the agreement), WLV will pay him a separation payment in a lump sum equal to the following: (a) his base salary for twelve months; (b) the bonus that he received for the preceding bonus period; (c) any accrued but unpaid vacation pay through the termination date; and (d) an amount necessary to reimburse him for any golden parachute excise tax he incurs under Internal Revenue Code
Section 4999. Upon termination, and in addition to the separation payment set forth above, Mr. Pascal will also be entitled to health benefits coverage for himself and his dependents under the same arrangements under which he was covered immediately before his termination, until the earlier of (i) the expiration of the period for which the separation payment is paid or (ii) the date he becomes covered under another group health plan not maintained by WLV or any of its affiliates.

If Mr. Pascal's employment terminates for any other reason before the expiration of the term (e.g., because of his death, disability, discharge for cause or revocation of gaming license), WLV will pay him only his base salary and any accrued but unpaid vacation pay through the termination date.

A copy of Mr. Pascal's new employment agreements is attached hereto as Exhibit 10.3, and is incorporated herein by reference.

Item 1.02.        Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 is incorporated herein by reference. Concurrently with the execution of his new employment agreement with WLV, Mr. Pascal and WRL terminated Mr. Pascal's previous employment agreement with WRL.

Mr. Strzemp's previous employment agreement with WRL provided for a base salary of $509,000 per year, a guaranteed annual bonus of not less than $150,000, and terminated on October 31, 2005. Ms. Chen's previous employment agreement with WRL provided for a base salary of $500,000 per year, a guaranteed annual bonus of not less than $250,000, and terminated on June 3, 2007. Mr. Pascal's previous employment agreement with WRL provided for a base salary of $280,000, an annual bonus as determined in accordance with WRL's Annual Performance Based Incentive Plan for Executive Officers, and terminated on September 15, 2006.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits:

    Exhibit
    Number           Description
    ------           -----------

    10.1 Employment Agreement, dated as of August 31, 2005, between Wynn Resorts, Limited and John Strzemp.

    10.2 Employment Agreement, dated as of August 31, 2005, between Worldwide Wynn, LLC and Linda Chen.

    10.3 Employment Agreement, dated as of August 31, 2005, between Wynn Las Vegas, LLC and Andrew Pascal.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 1, 2005

                                              Wynn Resorts, Limited


                                              By: /s/ John Strzemp
                                                  ---------------------------
                                                   John Strzemp
                                                   Chief Financial Officer